UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  April 6, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Nevada                           0-14306                       84-0928627
 -------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)         (IRS Employer
      of incorporation)                                   Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 592-1010
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

Dismissal of Bankruptcy Proceedings

         On  March  16,  2005,   the   Registrant   filed  for   protection   as
Debtor-In-Possession under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Colorado.

         On April 5, 2006, the United States Bankruptcy Court for the District of Colorado, dismissed the Chapter 11 bankruptcy proceedings of the Registrant.


         Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None

         Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None


Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None

         Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

         None

         Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

   None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        None

         Section 6 - [Reserved]

         Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


         Section 8 - Other Events

Item 8.01 Other Events

        None


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits


       Exhibit 16       Consent from GHP Horwath, P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 6, 2006                               INTERCELL INTERNATIONAL
                                                         CORPORATION




                                                     /s/ Kristi J. Kampmann
                                                     ---------------------------
                                                     Kristi J. Kampmann
                                                     Chief Financial Officer